Summary
Prospectus

March 18, 2010

Before you invest, you may want to review the Fund's Prospectus, dated March 18, 2010, and the Fund's Statement of Additional Information, dated March 1, 2010 as revised March 18, 2010, both of which are incorporated by reference into this Summary Prospectus, as each contains more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

Global Equity Fund

Class  A  ......  VPGEX

Class  C  ......  VPGCX

Class  I   ......  VPGYX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

Global Equity Fund Summary

Investment Objective

The Fund seeks to provide long-term growth and capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your investment professional and in Investing with Victory on page 14 of the Fund's Prospectus and on page 47 of the Fund's Statement of Additional Information.

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%	NONE
Redemption Fees (as a percentage of the amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.00%	1.00%	0.00%
Other Expenses[1] (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	2.20%	1.91%	2.55%
Total Annual Fund Operating Expenses	3.00%	3.71%	3.36%
Fee Waiver/Expense Reimbursement	(1.60)%	(1.56)%	(2.21)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.40%	2.15%	1.15%

1Other Expenses are based on estimated amounts for the current fiscal year.

2The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, as allowed by law, so that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, and certain other items) of Class A, Class C and Class I shares do not exceed 1.40%, 2.15% and 1.15%, respectively, until at least February 28, 2020.

Fees and Expenses of the Fund (Continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$709	$993
Class C	$318	$673
(If you sell your shares at the end of the period.)
Class C	$218	$673
(If you do not sell your shares at the end of the period.)
Class I	$177	$365

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies

The Fund invests primarily in U.S. and foreign equity securities of companies of any size, located in any country, including countries with developing or emerging markets. The equity securities in which the Fund invest may include preferred stock and securities with equity-like characteristics such as, but not limited to, convertible securities and warrants. The Funds equity investments may take the form of depository receipts and exchange-traded funds. The Fund may also invest in derivative instruments such as futures contracts, options on futures contracts and forward currency contracts.

When making investment decisions, the Adviser employs a life cycle-based approach to identify companies with a favorable combination of company fundamentals and valuation.

For purposes of these investment strategies, "net assets" include any borrowing for investment purposes.

Under normal circumstances, the Fund:

■  will invest at least 80% of its net assets in equity securities. (The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.)

■  will invest a significant amount of its assets in equity securities of companies domiciled outside the U.S. or with significant business and/or assets outside the U.S.

■  will invest at least 20% of its net assets in U.S. dollar-denominated securities; and

■  may invest up to 20% of its net assets in cash or cash equivalents.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  Foreign securities lose market share or profits. Foreign securities generally experience more volatility than their domestic counterparts.

■  Emerging market companies lose market share or profits. Emerging markets generally experience the most volatility.

■  Smaller companies lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.

■  Derivative instruments, including futures and options contracts used for asset substitution, do not perfectly replicate direct investment in the security.

■  A company's earnings do not increase as expected.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Returns are reduced as a result of actively trading the Fund's portfolio.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

No performance information is presented as the Fund is new.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Matthias A. Knerr is a Senior Managing Director with the Adviser and has been lead portfolio manager of the Fund since February 2010.

Jeffrey A. Saeger is a Director with the Adviser and has been co-portfolio manager of the Fund since February 2010.

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.